UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020 (October 29, 2020)

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 88678707

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 29, 2020, Senmiao Technology Limited (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) at its principal executive offices. Of the 43,358,818 shares entitled to notice of and to vote at the Annual Meeting, 30,201,862 shares (or 69.7% of the total shares) of common stock of the Company were represented at the Annual Meeting. Set forth below are the proposals of matters acted upon by the stockholders at the Annual Meeting and the final voting results of each such proposal.

PROPOSAL 1 – ELECTION OF DIRECTORS

Stockholders were asked to consider and vote upon the election of Xi Wen, Trent D. Davis, Xiaojuan Lin, Sichun Wang and Jie Gao to serve as directors of the Company, each to hold office until the 2021 annual meeting of stockholders or until their successors are elected and qualified or until their earlier deaths, resignations or removals. The voting results are as follows:

	For	Withheld	Broker Non-Votes
Xi Wen	19,366,496	134,699	10,700,667
Trent D. Davis	19,234,452	266,743	10,700,667
Xiaojuan Lin	19,209,154	292,041	10,700,667
Sichun Wang	19,227,248	273,947	10,700,667
Jie Gao	19,335,580	165,615	10,700,667

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders were asked to consider and vote upon a proposal to ratify the appointment of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2021. The voting results are as follows:

For	Against	Abstain
29,705,541	276,156	220,165

PROPOSAL 3 – AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AFFECT A REVERSE STOCK SPLIT

Stockholders were asked to consider and vote upon a proposal to authorize the Board of Directors to effect a reverse stock split of the Company’s outstanding shares of common stock in a ratio of between one-for-five and one-for-ten, in its sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, as amended, at any time prior to the Company’s 2021 annual meeting of stockholders. The voting results are as follows:

For	Against	Abstain
27,838,415	2,294,804	68,643

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2020	SENMIAO TECHNOLOGY LIMITED

	By:	/s/ Xi Wen
	Name:	Xi Wen
	Title:	Chief Executive Officer